(on Modern Woodmen letterhead)





August 27, 2004






Dear Modern Woodmen Member:

As a valued Modern Woodmen of America variable product certificate holder, we are pleased to provide you with the semi-annual reports for the investment options offered under your Modern Woodmen of America certificate(s). These reports provide an update on each portfolios performance as of June 30, 2004.
  Portfolio performance does not take into account the fees charged under the certificate(s). If those fees had been included, the performance for the portfolios would have been lower.

As always, remember that past performance does cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your certificate(s), please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America





















LMW